SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 8, 2002

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 774-1000

Item 7.    Financial Statements and Exhibits

(c)     Exhibits

99.1 -- Statement Under Oath of Principal Executive Officer Regarding Facts And

Circumstances Relating To Exchange Act Filings

99.2 -- Statement Under Oath of Principal Financial Officer Regarding Facts And

Circumstances Relating To Exchange Act Filings

Item 9.    Regulation FD Disclosure

Pursuant to Regulation FD, the registrant hereby elects to file the following news release and related exhibits.

August 8, 2002	Contact:	Clif Webb
WILMINGTON, Del.		302-774-4005
r-clifton.webb@usa.dupont.com

DUPONT EXECUTIVE OFFICERS FILE CERTIFICATION LETTER

WITH THE SECURITIES AND EXCHANGE COMMISSION

WILMINGTON, Del., Aug. 8, 2002 - DuPont Chairman and Chief Executive Officer

Charles O. Holliday, Jr., and DuPont Senior Vice President and Chief Financial Officer Gary M. Pfeiffer, by certification letter to the U.S. Securities and Exchange Commission (SEC), today affirmed the accuracy of DuPont's Form 10-K report for 2001; Form 10-Q reports for the first and second quarters of 2002; the company's 2002 proxy statement to shareholders and other recent filings. These actions are in response to a June 27, 2002, order by the SEC requiring approximately 950 companies to certify the accuracy of financial reports.

Investors and others who are interested are encouraged to review DuPont SEC filings via the

Investor Center at www.dupont.com.

During 2002, DuPont is celebrating its 200th year of scientific achievement and innovation -

Providing products and services that improve the lives of people everywhere. Based in Wilmington, Del., DuPont delivers science-based solutions for markets that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation.

# # #

8/8/02

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Gary M. Pfeiffer
Gary M. Pfeiffer
Senior Vice President and Chief Financial Officer

August 8, 2002

Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND

CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Charles O. Holliday, Jr., state and attest that:
(1)	To the best of my knowledge, based upon a review of the covered reports of E. I. du Pont de Nemours and Company, and, except as corrected or supplemented in a subsequent covered report:
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with the Company's Audit Committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
    Annual Report of E. I. du Pont de Nemours and Company on Form 10-K for the year ended December 31, 2001;
    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of E. I. du Pont de Nemours and Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
    any amendments to any of the foregoing.

/s/ Charles O. Holiday, Jr.

Name:	Charles O. Holliday, Jr.
Title:	Chief Executive Officer
Date:	August 8, 2002
Subscribed and sworn to before
me this 8th day of August 2002

/s/ Denise A. Crew
Notary Public

My Commission Expires:

February 7, 2003

Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND

CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Gary M. Pfeiffer, state and attest that:
(1)	To the best of my knowledge, based upon a review of the covered reports of E. I. du Pont de Nemours and Company, and, except as corrected or supplemented in a subsequent covered report:
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with the Company's Audit Committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
    Annual Report of E. I. du Pont de Nemours and Company on Form 10-K for the year ended December 31, 2001;
    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of E. I. du Pont de Nemours and Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
    any amendments to any of the foregoing.

/s/ Gary M. Pfeiffer

Name:	Gary M. Pfeiffer
Title:	Chief Financial Officer
Date:	August 8, 2002
Subscribed and sworn to before
me this 8th day of August 2002

/s/ Denise A. Crew
Notary Public

My Commission Expires:

February 7, 2003